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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                December 12, 1996


                            W.R. BERKLEY CORPORATION
             (Exact name of registrant as specified in its charter)


   Delaware                        0-7849                    22-1867895
(State or other                 (Commission                (IRS Employer
jurisdiction of                 File Number)              Identification No.)
 incorporation)

     165 Mason Street, P.O. Box 2518
         Greenwich, Connecticut                               06836-2518
(Address of principal executive offices)                      (Zip Code)


                                (203) 629-2880
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed from last report)



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Item 5.  Other Events.

         On December 12, 1996, W.R. Berkley Corporation announced that it arranged for the sale of $210 million of 8.197% Capital Securities to be issued by W.R. Berkley Capital Trust, a statutory business trust sponsored by W.R. Berkley Corporation.

         The Capital Securities will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.




Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

         99.1     Press Release issued December 12, 1996.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            W.R. BERKLEY CORPORATION


                            By:/s/ Robert S. Gorin
                                   Robert S. Gorin
                                Senior Vice President,
                                General Counsel and
                                Secretary


Date:  December 12, 1996


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                                  EXHIBIT INDEX

Exhibit
Number            Description
-------           -----------


 99.1            Press Release issued December 12, 1996.

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